SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report: October 9, 2007

Turnaround Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-28606	22-3387630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 North Post Oak Lane, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On October 9, 2007, Corporate Strategies, Inc. (“CSI”), a wholly-owned subsidiary of Turnaround Partners, Inc. (the “Registrant”), entered into a letter agreement (the “Amendment”) with YA Global Investments, L.P. (f/k/a Cornell Capital Partners, L.P. and hereinafter, “YAGI”) pursuant to which CSI and YAGI agreed to extend the maturity dates of each of those convertible debentures originally issued by CSI to YAGI (each, a “Convertible Debenture”) on (i) May 6, 2004, (ii) September 28, 2004, (iii) April 6, 2005 and (iv) June 24, 2004 (which such Convertible Debenture was initially issued by CSI to iVoice, Inc. and was subsequently assigned by iVoice, Inc. to YAGI) from the third (3rd) anniversary from the date of each Convertible Debenture to December 31, 2007. A copy of the Agreement has provided herewith as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c)  Not applicable.

(d) Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 10.1	Letter Agreement, dated October 9, 2007, by and between Corporate Strategies, Inc. and YA Global Investments, L.P.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2007	TURNAROUND PARTNERS, INC.

By: /s/ Timothy J. Connolly
Name: Timothy J. Connolly
Its: Chief Executive Officer